THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Chad L. Norton
    Chad L. Norton
    Secretary

                            The American Funds Logo

--------------------------------------------------------------------------------

                                    SMALLCAP
                                 World Fund(R)
                                   Prospectus

                                DECEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SMALLCAP WORLD FUND, INC.
333 South Hope Street
Los Angeles, CA 90071
TICKER SYMBOL: SMCWX             NEWSPAPER ABBREV.: SmCp            FUND NO.: 35

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                                                                              2
 ...................................................................................................................
Fees and Expenses of the Fund                                                                                    5
 ...................................................................................................................
Investment Objective, Strategies and Risks                                                                       6
 ...................................................................................................................
Important Recent Developments                                                                                    8
 ...................................................................................................................
Management and Organization                                                                                      9
 ...................................................................................................................
Shareholder Information                                                                                         11
 ...................................................................................................................
Purchase and Exchange of Shares                                                                                 12
 ...................................................................................................................
Distribution Arrangements                                                                                       15
 ...................................................................................................................
Financial Highlights                                                                                            16

--------------------------------------------------------------------------------

35-010-1298/B                              SMALLCAP WORLD FUND / PROSPECTUS    1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to make your investment grow over time by investing in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.2 billion.

The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in markets or economies. In addition, the prices of equity securities held by the fund may be affected by events specifically involving the issuers of these securities.

Investing in smaller companies may pose additional risks as it is often more difficult to obtain information about smaller companies and the prices of their stocks may be more volatile than stocks of larger, more established companies. Although all securities in the fund's portfolio, including U.S. securities, may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

  2   SMALLCAP WORLD FUND / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:

  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

[BAR CHART]
1991   32.89
1992    6.69
1993   30.04
1994   -2.85
1995   22.70
1996   19.75
1997   11.83

The fund's year-to-date return for the nine months ended September 30, 1998 was -14.78%

 The fund's highest/lowest quarterly results during this time period were:

 X HIGHEST  16.74% (quarter ended March 31, 1991)

 X LOWEST   -6.95% (quarter ended December 31, 1997)

                                           SMALLCAP WORLD FUND / PROSPECTUS    3

For periods ended December 31, 1997:

                                    THE FUND
                                      WITH
                                     MAXIMUM
        AVERAGE ANNUAL            SALES CHARGE        SALOMON BROTHERS
       TOTAL RETURN(1)             DEDUCTED(1)     WORLD SMALLCAP INDEX(2)    CPI(3)
------------------------------------------------------------------------------------
One Year                              5.41%                  0.97%            1.70%
 ....................................................................................
Five Years                           14.36%                 11.44%            2.60%
 ....................................................................................
Lifetime(4)                          13.65%                  9.17%            2.97%

(1) These fund results were calculated according to a standard formula which requires that the maximum sales charge of 5.75% be deducted. Results would be higher if they were calculated at net asset value.

(2) The Salomon Brothers World Smallcap Index tracks over 5,100 small-company stocks traded around the world with a market capitalization between $100 million and $1.2 billion. This index is unmanaged and does not reflect sales charges, commissions or expenses.

(3) The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

(4) The fund began investment operations on April 30, 1990.

These results illustrate the potential fluctuations in the fund's results over shorter periods of time. Past results are not an indication of future results.

  4   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                                     5.75%(1)
 ................................................................................
Maximum sales charge imposed on reinvested dividends                       0%
 ................................................................................
Maximum deferred sales charge                                              0%(2)
 ................................................................................
Redemption or exchange fees                                                0%

(1) Sales charges are reduced or eliminated for larger purchases.

(2) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the fund assets)
--------------------------------------------------------------------------------

Management Fees                                                           0.67%
 ................................................................................
Service (12b-1) Fees                                                      0.23%*
 ................................................................................
Other Expenses                                                            0.16%
 ................................................................................
Total Annual Fund Operating Expenses                                      1.06%

*12b-1 expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year                                                                  $  677
 ................................................................................
Three years                                                               $  893
 ................................................................................
Five years                                                                $1,126
 ................................................................................
Ten years                                                                 $1,795

                                           SMALLCAP WORLD FUND / PROSPECTUS    5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you with long-term growth of capital. It invests primarily in equity securities of companies with relatively small market capitalizations located around the world. These companies will typically have market capitalizations of $50 million to $1.2 billion.

The prices of equity securities held by the fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

In addition, smaller capitalization stocks are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. Furthermore, the value of non-U.S. securities can decline in response to various factors, including currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also invest in cash and cash equivalents, for example, in response to abnormal market conditions. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. This may detract from achievement of the fund's objective over the short term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

  6   SMALLCAP WORLD FUND / PROSPECTUS

  The following chart illustrates the industry mix of the fund's investment portfolio as of the end of its fiscal year, September 30, 1998

                           LARGEST INDUSTRY HOLDINGS
[PIE CHART]

                                                             Business
                       Leisure                                 and      Broadcasting
      Health &            &         Cash &        Other       Public         &
    Personal Care      Tourism    Equivalents   Industries   Services    Publishing    Merchandising
4.75                     4.22        13.17         45.86      15.91         10.42          5.67

[END PIE CHART]

PERCENT INVESTED BY    PERCENT OF
COUNTRY                NET ASSETS
----------------------------------
The Americas                 56.7%
  United States               51.1
  Canada                       4.5
  Mexico                        .5
  Other Latin America           .6
 ....................................
Europe                       21.8%
  United Kingdom               6.2
  Sweden                       3.7
  France                       2.5
  Germany                      1.6
  Denmark                      1.4
  Finland                       .9
  Spain                         .9
  Netherlands                   .8
  Ireland                       .7
  Norway                        .7
  Switzerland                   .5
  Other Europe                 1.9
 ....................................
Asia Pacific                  7.0%
  Australia                    2.4
  Hong Kong                    1.1
  Japan                        1.1
  Singapore                     .8
  New Zealand                   .6
  Other Asia                   1.0
 ....................................
Other Countries               1.3%
 ....................................

----------------------------------
     TEN LARGEST       PERCENT OF
 INDIVIDUAL HOLDINGS   NET ASSETS
ISS-International
  Service System             1.17%
 ....................................
OM Gruppen                    1.05
 ....................................
SkyTel Communications          .95
 ....................................
HNC Software                   .91
 ....................................
Unibail                        .88
 ....................................
NTL                            .85
 ....................................
PMC-Sierra                     .85
 ....................................
Adelphia
  Communications               .70
 ....................................
Corporate Services
  Group                        .70
 ....................................
CSC Holdings                   .68
 ....................................

  Because the fund is actively managed, its holdings will change from time to time.

                                           SMALLCAP WORLD FUND / PROSPECTUS    7

--------------------------------------------------------------------------------
IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

EURO INTRODUCTION

On January 1, 1999, the European Union will introduce a single European currency, the Euro. The first group of countries that will begin to convert their currencies to the Euro include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The expected introduction of the Euro presents unique uncertainties, including: whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the Euro. The fund understands that the investment adviser and other key service providers are taking steps to address Euro-related issues.

  8   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for SMALLCAP World Fund are listed on the following page.

                                           SMALLCAP WORLD FUND / PROSPECTUS    9

                                                                               APPROXIMATE YEARS OF
                                                                           EXPERIENCE AS AN INVESTMENT
                                                                                   PROFESSIONAL
                                                                         (INCLUDING THE LAST FIVE YEARS)
                                                                    .....................................
                                                                          WITH CAPITAL
                                                YEARS OF EXPERIENCE       RESEARCH AND
 PORTFOLIO COUNSELORS                        AS PORTFOLIO COUNSELOR FOR    MANAGEMENT
     FOR SMALLCAP                               SMALLCAP WORLD FUND        COMPANY OR
      WORLD FUND         PRIMARY TITLE(S)          (APPROXIMATE)           AFFILIATES       TOTAL YEARS
 --------------------------------------------------------------------------------------------------------

 GORDON                President and         9 years (since the fund     27 years         27 years
 CRAWFORD              Principal Executive   began operations)
                       Officer of the fund;
                       Senior Vice
                       President and
                       Director, Capital
                       Research and
                       Management Company
 --------------------------------------------------------------------------------------------------------
 GREGORY W. WENDT      Senior Vice           1 year (plus 8 years as a   11 years         11 years
                       President of the      research professional
                       fund; Senior Vice     prior to becoming a
                       President and         portfolio counselor for
                       Director, Capital     the fund)
                       Research Company*
 --------------------------------------------------------------------------------------------------------
 ROBERT W.             Vice President of     5 years (plus 4 years as a  13 years         13 years
 LOVELACE              the fund; Executive   research professional
                       Vice President and    prior to becoming a
                       Director, Capital     portfolio counselor for
                       Research Company*     the fund)
 --------------------------------------------------------------------------------------------------------
 MARTIAL G.            Senior Vice           1 year (plus 7 years as a   26 years         26 years
 CHAILLET              President, Capital    research professional
                       Research Company*     prior to becoming a
                                             portfolio counselor for
                                             the fund)
 --------------------------------------------------------------------------------------------------------
 MARK E.               Director, Capital     7 years (plus 1 year as a   16 years         16 years
 DENNING               Research and          research professional
                       Management Company    prior to becoming a
                                             portfolio counselor for
                                             the fund)
 --------------------------------------------------------------------------------------------------------
 CLAUDIA P.            Senior Vice           3 years (plus 4 years as a  21 years         23 years
 HUNTINGTON            President, Capital    research professional
                       Research and          prior to becoming a
                       Management Company    portfolio counselor for
                                             the fund)
 --------------------------------------------------------------------------------------------------------

  The fund began investment operations on April 30, 1990.

 * Company affiliated with Capital Research and Management Company.


  10   SMALLCAP WORLD FUND / PROSPECTUS

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                                   [U.S. MAP]

      WESTERN SERVICE    WESTERN CENTRAL    EASTERN CENTRAL      EASTERN SERVICE
      CENTER             SERVICE CENTER     SERVICE CENTER       CENTER
      American Funds     American Funds     American Funds       American Funds
      Service Company    Service Company    Service Company      Service Company
      P.O. Box 2205      P.O. Box 659522    P.O. Box 6007        P.O. Box 2280
      Brea, California   San Antonio,       Indianapolis,        Norfolk, Virginia
      92822-2205         Texas              Indiana              23501-2280
      Fax: 714/671-7080  78265-9522         46206-6007           Fax: 757/670-4773
                         Fax: 210/474-4050  Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.
                                          SMALLCAP WORLD FUND / PROSPECTUS    11

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone . . ." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                  $1,000
   For a retirement plan account                         $  250
   For a retirement plan account through payroll         $   25
      deduction
To add to an account                                     $   50
   For a retirement plan account through payroll         $   25
      deduction

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts
  12   SMALLCAP WORLD FUND / PROSPECTUS
your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                   SALES CHARGE AS A PERCENTAGE OF
                                  .................................
                                                           NET        DEALER CONCESSION
                                     OFFERING            AMOUNT            AS % OF
           INVESTMENT                  PRICE            INVESTED       OFFERING PRICE
---------------------------------------------------------------------------------------
Less than $50,000                    5.75%              6.10%               5.00%
 ........................................................................................
$50,000 but less than $100,000       4.50%              4.71%               3.75%
 ........................................................................................
$100,000 but less than $250,000      3.50%              3.63%               2.75%
 ........................................................................................
$250,000 but less than $500,000      2.50%              2.56%               2.00%
 ........................................................................................
$500,000 but less $1 million         2.00%              2.04%               1.60%
 ........................................................................................
$1 million or more and certain
other investments described
below                              see below          see below           see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a
                                          SMALLCAP WORLD FUND / PROSPECTUS    13
percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

  14   SMALLCAP WORLD FUND / PROSPECTUS

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in June and December. Capital gains, if any, are also usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.
                                          SMALLCAP WORLD FUND / PROSPECTUS    15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                       YEARS ENDED SEPTEMBER 30
                                                  ..................................
                                         1998         1997         1996         1995         1994
                                     --------------------------------------------------
Net Asset Value,
Beginning of Period                    $30.72       $26.92       $26.11       $23.61       $22.72
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                     .07          .10          .17          .22          .09
 .................................................................................................
Net gains or losses on securities
(both realized and unrealized)          (6.10)        6.17         3.32         3.79         1.83
-------------------------------------------------------------------------------------------------
Total from investment operations        (6.03)        6.27         3.49         4.01         1.92
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net
investment income)                       (.05)        (.12)        (.23)        (.16)        (.06)
 .................................................................................................
Distributions (from capital gains)      (2.50)       (2.35)       (2.45)       (1.35)        (.97)
-------------------------------------------------------------------------------------------------
Total distributions                     (2.55)       (2.47)       (2.68)       (1.51)       (1.03)
 .................................................................................................
Net Asset Value,
End of Period                          $22.14       $30.72       $26.92       $26.11       $23.61
-------------------------------------------------------------------------------------------------
Total Return(1)                      (20.70)%       25.41%       15.21%       18.59%        8.60%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
millions)                              $7,102       $9,256       $6,607       $4,625       $3,497
 .................................................................................................
Ratio of expenses to
average net assets                      1.06%        1.07%        1.09%        1.13%        1.12%
 .................................................................................................
Ratio of net income
to average net assets                    .27%         .40%         .68%         .97%         .38%
 .................................................................................................
Portfolio turnover rate                44.31%       42.21%       42.88%       45.63%       29.43%

(1) Excludes maximum sales charge of 5.75%.

  16   SMALLCAP WORLD FUND / PROSPECTUS

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                                          SMALLCAP WORLD FUND / PROSPECTUS    17

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  18   SMALLCAP WORLD FUND / PROSPECTUS

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                                          SMALLCAP WORLD FUND / PROSPECTUS    19

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  20   SMALLCAP WORLD FUND / PROSPECTUS

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                                          SMALLCAP WORLD FUND / PROSPECTUS    21

   FOR SHAREHOLDER        FOR RETIREMENT PLAN  FOR DEALER
   SERVICES               SERVICES             SERVICES
   American Funds         Call your employer   American Funds
   Service Company        or                   Distributors
   800/421-0180           plan administrator   800/421-9900 ext.11

                     FOR 24-HOUR INFORMATION
             American              American Funds
             FundsLine(R)          Internet Web site
             800/325-3590          http://www.americanfunds.com
   Telephone conversations may be recorded or monitored for
   verification, recordkeeping and quality assurance purposes.
   ------------------------------------------------------------
   MULTIPLE TRANSLATIONS
   This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguities, the English text will prevail.
   ------------------------------------------------------------
                      OTHER FUND INFORMATION
   ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
   Contains additional information about the fund including
   financial statements, investment results, portfolio
   holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).
   STATEMENT OF ADDITIONAL INFORMATION (SAI)
   Contains more detailed information on all aspects of the
   fund, including the fund's financial statements.
   A current SAI has been filed with the Securities and
   Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials
   about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the
   SEC's Internet Web site at http://www.sec.gov.
   CODE OF ETHICS
   Includes a description of the fund's personal investing
   policy.
   To request a free copy of any of the documents above:
      Call American Funds    or    Write to the Secretary of the fund
      Service Company              333 South Hope Street
      800/421-0180 ext.1           Los Angeles, CA 90071

          Investment Company File No. 811-5888
                                    LOGO  Printed on recycled paper